UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)
November 3, 2008
Gardner Denver, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13215	76-0419383

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Gardner Expressway
Quincy, Illinois		62305

(Address of Principal Executive Offices)		(Zip Code)
(217) 222-5400

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-99.1
EX-99.2

     Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          (b) Departure of Certain Officers.
          Mr. Richard C. Steber, Vice President & General Manager, Engineered Products Division, has advised Gardner Denver, Inc. (“Company”) of his intention to retire effective January 2, 2009.
          (e) Compensatory Arrangements of Certain Officers.
          Gardner Denver, Inc. Long-Term Incentive Plan, As Amended and Restated (“Incentive Plan”).
          On November 3, 2008, the Company’s Board of Directors approved the amendment and/or restatement of its Incentive Plan, in which the Company’s named executive officers participate, effective November 3, 2008. The approved Incentive Plan, filed as Exhibit 10.1 to this Report on Form 8-K and incorporated by reference herein, effected the following changes: (1) revised the legal term from “Change of Control” to “Change in Control” and modified the definition to be consistent with the Company’s change in control agreements and Annual Executive Bonus Plan, As Amended and Restated (“Bonus Plan”); (2) modified the right to payment in the event of a “Change in Control”; (3) revised the payment terms to ensure compliance with Section 409A of the Internal Revenue Code (“Section 409A”); and (4) added an interpretation and savings clause which requires the Incentive Plan to be interpreted consistent with the terms of Section 162(m) of the Internal Revenue Code (“Section 162(m)”) and Section 409A.
          On November 3, 2008, the Company’s Management Development and Compensation Committee (“Compensation Committee”) approved the form of the long-term cash bonus agreement (“LTCB Agreement”), filed as Exhibit 10.2 to this Form 8-Kand incorporated by reference herein. In addition to the changes made to incorporate the updated provisions of the Incentive Plan, the form LTCB Agreement was also revised to (1) add a clawback provision that confers full discretion to the Compensation Committee to require an employee to forfeit a bonus should the employee violate the non-compete, non-solicitation and non-disclosure clauses of the LTCB Agreement; and (2) add a clawback provision that confers full discretion to the Compensation Committee to recover an award in the event of a restatement of earnings within 12 months of receiving a bonus.
          Gardner Denver, Inc. Annual Executive Bonus Plan, As Amended and Restated.
          On November 3, 2008, the Company’s Board of Directors also approved the amendment and/or restatement of its Bonus Plan, in which the Company’s named executive officers participate, effective November 3, 2008. The approved Bonus Plan, filed as Exhibit 10.3 to this Report on Form 8-K and incorporated by reference herein, effected the following changes: (1) revised the legal term from “Change of Control” to “Change in Control” and modified the definition to be consistent with the Company’s change in control agreements and Incentive Plan; (2) modified the right to payment in the event of a “Change in Control”; (3) revised the payment terms to ensure compliance with Section 409A; and (4) added an interpretation and savings clause which requires the Bonus Plan to be interpreted consistent with the terms of Section 162(m) and Section 409A.
          Change in Control Agreements
          On November 3, 2008, the Company’s Compensation Committee approved new forms of the Company’s change in control agreements (“CIC Agreements”), filed as Exhibit 10.4 and 10.5 to this Form 8-K and incorporated by reference herein. The terms of the CIC Agreements are materially consistent with the terms of the previous change in control agreements except as pertains to the following changes:
•	Revised the definition of “Bonus Amount” to mean the target annual cash bonus paid or payable to Executive by the Company pursuant to the Bonus Plan for the last full fiscal year ending immediately before Executive’s Notice of Termination;

•	Added an In-Kind Benefits Clause to detail the specified time health care benefits would be payable; and

•	Added an interpretation and savings clause which requires terms of the CIC Agreements to be interpreted consistent with the terms of Section 162(m) and Section 409A.
The summaries of the changes to the Incentive Plan, LTCB Agreement, Bonus Plan, and CIC Agreements do not purport to be complete and are subject to and qualified in their entirety by reference to the text of the Incentive Plan, LTCB Agreement, Bonus Plans and CIC Agreements, filed as Exhibit 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, to this Report on Form 8-K and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.
          During the week of November 10th, the Company plans to make a presentation, which includes non-public information, at both the Sidoti & Company, LLC, Fourth Annual Midwest Cash Flow Value Emerging Growth Conference and Robert W, Baird & Co.’s 2008 Industrial Conference, respectively. The Company will also make this presentation to current and potential investors at meetings scheduled during the next several weeks.
          A copy of the presentation is furnished as Exhibit 99.1 to this Current Report and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended. The presentation materials will also be posted in the Investor Information section of the Company’s website, http://www.gardnerdenver.com/ir_presentations.aspx for 30 days after the event.

Item 8.01	Other Events.
          On November 5, 2008, the Company issued a press release (the “Press Release”) announcing that its Board of Directors approved a stock repurchase program authorizing the Company to repurchase up to an aggregate of 3,000,000 shares of its common stock, subject to certain restrictions, in the open market or through privately negotiated transactions. The repurchase program replaces the Company’s previous repurchase program announced in

November 2007 pursuant to which the Company has repurchased all available shares. A copy of the Press Release is furnished herewith as Exhibit 99.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

10.1	Gardner Denver, Inc. Long-Term Incentive Plan, As Amended and Restated

10.2	Form of Gardner Denver, Inc. Long-Term Cash Bonus Agreement

10.3	Gardner Denver, Inc. Executive Annual Bonus Plan, As Amended and Restated

10.4	Form of Gardner Denver, Inc. Change in Control Agreement

10.5	Form of Gardner Denver, Inc. Change in Control Agreement for our President and Chief Executive Officer and Executive Vice President, Finance and Chief Financial Officer

99.1	Gardner Denver, Inc. investor presentation dated November 2008

99.2	Gardner Denver, Inc. Press Release dated November 5, 2008

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.
Date: November 7, 2008	By:	/s/ Diana C. Toman
Diana C. Toman
Senior Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Gardner Denver, Inc. Long-Term Incentive Plan, As Amended and Restated

10.2	Form of Gardner Denver, Inc. Long-Term Cash Bonus Agreement

10.3	Gardner Denver, Inc. Executive Annual Bonus Plan, As Amended and Restated

10.4	Form of Gardner Denver, Inc. Change in Control Agreement

10.5	Form of Gardner Denver, Inc. Change in Control Agreement for our President and Chief Executive Officer and Executive Vice President, Finance and Chief Financial Officer

99.1	Gardner Denver, Inc. investor presentation dated November 2008

99.2	Gardner Denver, Inc. Press Release dated November 5, 2008